UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2006

RACKABLE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51333	32-0047154
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1933 Milmont Drive

Milpitas, CA 95035

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 240-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On September 12, 2006, Rackable Systems filed a Current Report on Form 8-K to report that on September 8, 2006, it had completed its acquisition of privately-held Terrascale Technologies, Inc., a Canadian corporation, (“Terrascale”) pursuant to the terms of a Share Purchase Agreement dated August 29, 2006 (the “Agreement”) by and among: Rackable Systems; Rackable Systems Canada Acquisition ULC, an Alberta unlimited liability company indirectly wholly-owned by Rackable Systems; Terrascale; and all of the shareholders and other stakeholders of Terrascale, each of which is identified on Schedule A to the Agreement. This Current Report on Form 8-K/A is being filed to provide the financial statements and pro forma financial information described under Item 9.01 below. These financial statements and information are filed as Exhibits 99.1 and 99.2.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The required financial statements of Terrascale as of and for the six months ended June 30, 2006 and as of and for the year ended December 31, 2005, are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information

The required pro forma financial information for the six months ended June 30, 2006 and for the year ended December 31, 2005, is attached hereto as Exhibit 99.2 and is incorporated in its entirety herein by reference.

(d) Exhibits

Exhibit Number	Description
23.1	Consent of Independent Auditor’s Report with respect to Terrascale Technologies, Inc.

99.1	Financial statements of Terrascale Technologies, Inc. as of and for the six months ended June 30, 2006 and as of and for the year ended December 31, 2005.

99.2	Pro forma financial information for the six months ended June 30, 2006 and for the year ended December 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RACKABLE SYSTEMS, INC.

Dated: November 20, 2006	By:	/s/ Madhu Ranganathan
Madhu Ranganathan
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Independent Auditor’s Report with respect to Terrascale Technologies, Inc.

99.1	Financial statements of Terrascale Technologies, Inc. as of and for the six months ended June 30, 2006 and as of and for the year ended December 31, 2005.

99.2	Pro forma financial information for the six months ended June 30, 2006 and for the year ended December 31, 2005.